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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 24, 2003

                         Commission File Number 33-72574

                                THE PANTRY, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                   56-1574463
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                  Identification Number)

                               1801 Douglas Drive
                             Sanford, North Carolina
                                   27330-1410
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (919) 774-6700

                                       N/A

   (Former name, former address and former fiscal year, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure

On April 14, 2003, the Company entered into an Amended and Restated Credit Agreement (the "Amended Credit Facility") among the Company, the financial institutions listed therein (collectively, the "Lenders"), Wachovia Bank, National Association ("Wachovia"), as administrative agent, and Wells Fargo Bank, N.A. ("Wells Fargo"), as syndication agent for the Lenders. The Amended Credit Facility consists of a (i) $52,000,000 revolving credit facility (the "Revolving Credit Facility"); and (ii) two term loan facilities of $253,000,000 and $51,000,000, respectively (the "Term Loan Facilities"). Each of the Revolving Credit Facility and the Term Loan Facilities are available for refinancing certain existing indebtedness of the Company, working capital financing and general corporate purposes. In addition, the Revolving Credit Facility is available for issuing commercial and standby letters of credit.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

10.1 Amended and Restated Credit Agreement dated April 14, 2003 among the Company, as borrower, R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of the Company, as guarantors, Wachovia, as administrative agent and lender, Wells Fargo, as syndication agent and lender and Credit Industriel Et Commercial and Smoky River CDO L.P., as lenders.
10.2 Amended and Restated Pledge Agreement dated as of April 14, 2003 between the Company and R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of the Company, all as pledgors and Wachovia, as administrative agent.
10.3 Amended and Restated Security Agreement dated as of April 14, 2003 between the Company and R&H Maxxon, Inc. and Kangaroo, Inc., subsidiaries of the Company, all as obligors and Wachovia, as administrative agent.
99.1     Press Release issued on April 24, 2003.

Item 9. Regulation FD Disclosure.*

The following information is being furnished under Item 12 of Current Report on Form 8-K (Disclosure of Results of Operations and Financial Condition) and is included under this Item 9 in accordance with interim guidance issued by the Securities and Exchange Commission in U.S. Securities and Exchange Commission Release No. 33-8216, effective March 28, 2003.

On April 24, 2003, the Company issued a press release announcing results for the three month and six month periods ended March 27, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numeric measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP measures.

* Pursuant to General Instruction B.6 of Current Report on Form 8-K, the information in this Item 9 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 9 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         The Pantry , Inc .


                         By:               /s/ Daniel J. Kelly
                            ----------------------------------------------------
                                              Daniel J. Kelly
                            Vice President, Finance, Chief Financial Officer and
                                            Assistant Secretary
                            (Authorized Officer and Principal Financial Officer)

Date: April 24, 2003

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